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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    July 29, 1999


                                 BEC FUNDING LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Delaware                               333-74671                               04-3454484
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
     (STATE OR OTHER JURISDICTION                    (COMMISSION                            (IRS EMPLOYER
           OF INCORPORATION)                         FILE NUMBER)                        IDENTIFICATION NO.)

                800 Boylston Street, 35th Floor, Boston, MA 02199
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                         (617) 369-6000
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      NOT APPLICABLE

(b)      NOT APPLICABLE

(c)      EXHIBITS:

1.1      Underwriting Agreement

4.1      Note Indenture

4.2      Certificate Indenture

4.3      Declaration of Trust

4.4      Notes

4.5      Rate Reduction Certificates

10.1     Transition Property Purchase and Sale Agreement

10.2     Transition Property Servicing Agreement

10.3     Note Purchase Agreement

10.4     Administration Agreement

10.5     Fee and Indemnity Agreement

99.5     Issuance Advice Letter


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BEC Funding LLC


Date:  August 13, 1999                      By: /s/ Robert J. Weafer, Jr.
                                                --------------------------------
                                                Name: Robert J. Weafer, Jr.
                                                Title: President


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                                  EXHIBIT INDEX


         The following designated exhibits are filed herewith:

1.1      Underwriting Agreement

4.1      Note Indenture

4.2      Certificate Indenture

4.3      Declaration of Trust

4.4      Notes

4.5      Rate Reduction Certificates

10.1     Transition Property Purchase and Sale Agreement

10.2     Transition Property Servicing Agreement

10.3     Note Purchase Agreement

10.4     Administration Agreement

10.5     Fee and Indemnity Agreement

99.5     Issuance Advice Letter


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